EXHIBIT 10.2

Restatement #3 Effective: October 16, 1990 & January 28, 1992
Restatement #4 Effective: August 1, 1995
Restatement #5 Effective:  April 23, 1997


                        STRATUS COMPUTER, INC.

               NON-QUALIFIED COMMON STOCK OPTION PLAN

                        RESTATEMENT NUMBER FIVE

1. Purpose. The purpose of this Plan is to advance the interests of Stratus Computer, Inc. (the "Company") by providing an opportunity to selected employees and directors of the Company and its subsidiaries (including foreign subsidiaries) to purchase common stock of the Company through the exercise of options granted under this Plan. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees and directors of experience and ability. It is intended that this purpose will be effected by the granting of non-qualified stock options as provided herein.

2. Amendment and Restatement of Prior Plan. The Stratus Computer, Inc. Non-qualified Stock Option Plan initially adopted on November 27, 1984 (the "Plan") continues as previously amended and restated effective October 16, 1990 ("Restatement Number 2"), January 28, 1992 ("Restatement Number 3") to extend the termination date of the Plan until December 31, 2004, and August 1, 1995 (Restatement Number 4) to cause the Plan to comply with the requirements of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as Amended ("Rule 16b-3"). This Restatement Number Five of the Plan, effective April 23, 1997, reflects Amendments to the Plan adopted by the Board of Directors of the Company (the "Board") on October 22, 1996, the sole purpose of which as to alter Plan definitions as a result of new rules issued for the Securities Act of 1934, as amended and further reflects amendments adopted by the Board on December 17, 1996 and January 13, 1997, and approved by the shareholders on April 23, 1997 to (a) increase the number of shares for which options are to be granted to outside Directors from 6,000 to 8,000 upon new appointment and from 3,000 to 4,000 annually thereafter; (b) increase the maximum combined aggregate number of shares reserved for issuance under the Plan by 1,500,000 to 10,880,200, and (c) increase the maximum aggregate annual limitation on shares for which options may be granted to a participant under the Plan from 100,000 to 500,000.


3. Effective Date. The Plan originally became effective as of November 27, 1984. This restatement of the Plan became effective on April 23, 1997, the date the last amendment incorporated in this restatement was approved by the shareholders.

4. Stock Subject to the Plan. The number of shares that may be granted under this Plan shall not exceed in the aggregate 10,880,200 shares of the Common Stock, $.01 par value, of the Company ("the "Shares"); provided, however, that such maximum number of Shares shall be reduced by the number of any Shares that are made subject to options (which have not subsequently expired or been terminated before exercise) pursuant to the Stratus Computer, Inc. Stock Option


Plan (January 1983). Any Shares subject to an option which for any reason expires or is terminated unexercised as to such Shares may again be the subject of an option under the Plan. In addition any Shares purchased by an optionee upon exercise of an option under this Plan that are subsequently repurchased by the Company pursuant to the terms of such option may again be the subject of an option under the Plan. The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

5. Administration. This Plan shall be administered by a committee consisting of two (2) or more members of the Board of Directors of the Company (the "Board"), all of whom are "disinterested persons" as defined under Rule 16b-3 (the "Committee"). Subject to the provisions of this Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons.

6. Eligible Participants. Options may be granted to such employees and directors of the Company or of any of its subsidiaries as are selected by the Committee.

7. Options Granted to Outside Directors. The provisions of this paragraph 7 govern the granting and terms of options for nonemployee members of the Board ("Outside Directors"). These provisions supersede all other provisions of the Plan to the extent such other provisions are inconsistent with this Paragraph 7. For purposes of this Paragraph 7, "Shares" shall mean the total number of Shares available under the Plan as such number may be affected by stock splits or combinations, stock dividends, and similar recapitalizations.

(a) any options granted to an Outside Director shall have a term of ten (10) years and shall be immediately exercisable in full or in part.

(b) The following vesting and repurchase provisions shall be imposed upon any Shares purchased by an Outside Director upon exercise of any option granted under the Plan:

(i) The number of "Vested Shares" subject to the option shall be determined as follows: Six and on quarter percent (6.25%) of the Shares subject to the option shall become Vested Shares at the end of each consecutive three-month period measured from the effective date of the option agreement, so long as the Director continues to perform services for the Company, until the fourth anniversary of such effective date at which time one hundred percent (100%) of such Shares will be Vested Shares. If the Director's performance of services for the Company ceases by reason of death or disability (as determined by the Committee), an additional thirty percent (30%) of such Shares shall become Vested Shares (or, if more than seventy percent (70%) of such Shares had previously become Vested Shares, the balance of such Shares shall become Vested Shares). If, at the time the Outside Director ceases to perform services for the Company or any of its subsidiaries, the Outside Director owns Shares acquired pursuant to the option that are not Vested Shares, the Company shall have the right, but not the obligation, to repurchase such nonvested Shares for a purchase price equal to the option price per share at which the Outside Director acquired such Shares. All Shares issued upon exercise of such an option will bear an appropriate legend which describes this restriction.

(ii) Upon notice from the Company of exercise of its repurchase rights described in this paragraph 7(d), certificates for the Shares to be repurchased shall be transferred by the holder to the Company against payment by the Company of the purchase price. If the Company shall fail to exercise its repurchase rights within thirty (30) days after being notified of the Outside Director's cessation of services or sixty (60) days after the acquisition of Shares pursuant to such option, whichever occurs later, the repurchase rights of this paragraph with respect to such Shares shall terminate.

(iii) No Shares subject to repurchase rights pursuant to the provisions of this paragraph 7(d) shall be transferred unless the transferee acknowledges to the Company in writing that such Shares are subject to such rights.

(iv) If the holder of Shares subject to such repurchase rights fails to comply with any of the provisions of this paragraph, the Company, at its election and in addition to its other remedies, may suspend the right to receive dividends on such Shares, or may refuse to register on its books any transfer of such Shares or otherwise to recognize any transfer or change of ownership of such Shares, until the provisions of this paragraph are complied with to the satisfaction of the Company.

(v) The Company may, at its election, cause the certificate or certificates for any Shares issued pursuant to the option, so long as such Shares are subject to the right of repurchase by the Company pursuant to this paragraph, to be held in escrow by an agent chosen by the Company, which escrow agent may be, without limitation, an officer of the Company or the stock transfer agent of the Company. The escrow agent shall furnish the registered holder of the Shares represented by such escrowed certificate(s) a written agreement to deliver, free of escrow, (i) a certificate or certificates for any such Shares that are Vested Shares and (ii) amounts equal to the purchase price paid for any such Shares repurchased by the Company pursuant to this paragraph.

(c) Each Outside Director shall be granted an annual stock option award of 4,000 shares at the fair market value of the Company's stock on the date of each annual shareholder meeting and each new Outside Director shall be awarded a onetime stock option grant of 8,000 shares at the fair market value of such Company's stock on the date he or she first joins the Board.

8. Duration of the Plan. This Plan shall terminate on December 31, 2004, unless terminated earlier pursuant to Paragraph 11 hereof, and no options may be granted thereafter.

9. Terms and Conditions of Options. Subject to the provisions of Paragraph 7 concerning options granted to Outside Directors, options granted under this Plan shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall evidence the following terms and conditions:

(a) Price. Each option agreement shall specify the purchase price per share of stock payable upon the exercise of the option granted thereunder, which price shall not be less than 50% of the fair market value of one share on the date of grant in the case of options granted to individuals whose transactions in Company stock could subject the individual to suit under Section 16(b) of the Securities Exchange Act of 1934 ("Section 16 Persons").

(b)      Number of Shares.   Each option agreement shall specify the number of
Shares to which it pertains.





(c) Limitation on Number of Shares. The maximum number of shares for which any one participant may be granted options in any calendar year shall not exceed 500,000 shares.

(d) Exercise of Options. Except as provided in Paragraph 7 each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as is specified in the option agreement pertaining thereto;
provided, however, that no option shall be exercisable with respect to any shares later than ten (10) years after the date of grant of such option.

(e) Notice of Exercise and Payment. Each option hereunder shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made (i) by cash or check, (ii) if permitted by the Committee, by delivery and assignment to the Company of Shares of Company stock having a fair market value (as determined by the Committee) equal to the option price,
(iii) only with respect to optionees who are Section 16 Persons, and if permitted by the Committee, by promissory note, or (iv) by a combination of (i),
(ii) and (iii) (if applicable).

(f) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares of Common Stock upon exercise of the option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The optionee may satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares of Common Stock having a value equal to the amount required to be withheld. The value of Shares to be withheld shall be based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined (the "Tax Date"). The optionee's election to have Shares withheld for this purpose will be subject to the following restrictions: (1) the election must be made prior to the Tax Date, (2) the election must be irrevocable, (3) the election will be subject to the right of the Committee to disapprove the election, and (4) if a participant is a Section 16 Person, such election must comply in all respects with the requirements of Rule 16b-3.

(g) Termination of Options. Each option shall terminate and may no longer be exercised if the optionee ceases for any reason to be an employee or director of the Company or any of its subsidiaries, subject to the following provisions:

(i) if the optionee's employment or service as a director shall have been terminated for any reason other than cause, death or disability, the optionee may at any time within a period of thirty (30) days after such termination of employment or service as a director, if and to the extent permitted by the option agreement, exercise the option to the extent it was exercisable on the date of termination of the optionee's employment or service as a director;

(ii) if the optionee's employment or service as a director shall have been terminated because of disability within the meaning of Section 22(e) (3) of the Internal Revenue Code of 1986, as amended (the "Code"), the optionee may at any time within a period not longer than one (1) year and one day after such termination of employment or service as a director, if and to the extent permitted by the option agreement, exercise the option to the extent that the option was exercisable on the date of termination of the optionee's employment or service as a director; and

(iii) if the optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to Paragraph 8(i) hereof may at any time within a period not longer than one (1) year after the optionee's death, if and to the extent permitted by the option agreement, exercise the option to the extent the optionee might have exercised it at the time of this death;

         provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

(h) Rights as Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares covered by his option until the purchase thereof.

(i) Non-Transferability. No option shall be transferable by the optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him.

(j) Repurchase of Shares by the Company. Subject to the provisions in Paragraph 7, any Shares purchased by an optionee upon exercise of an option may in the discretion of the Committee be subject to repurchase by the Company if and to the extent specifically set forth in the option agreement pursuant to which the Shares were purchased.

9. Stock Dividends; Stock Splits; Stock Combinations; Recapitalizations. Appropriate adjustment shall be made in the maximum number of Shares of Common Stock subject to the Plan and to the number of Shares of Common Stock fixed in
Section 7(c) above, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company. Appropriate adjustment shall be made in the number, kind, and option price of Shares covered by any outstanding option hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the date such option is granted.

10. Merger; Sales of Assets; Dissolution. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be optioned and sold under the Plan and the number and kind of Shares then subject to options granted hereunder and the price per share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board of Directors, a merger or a similar reorganization which the company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

11. Termination or Amendment of Plan. The Board may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the Shareholders of the Company provided:





         (a) that no such termination or amendment shall adversely affect or impair any then outstanding option without the consent of the optionee holding such option;

         (b)      that any such amendment which:

                  (i)      increases the maximum number of Shares subject to the
                   Plan (subject to the provisions of Section 9);

                  (ii) changes the class of person eligible to participate in the Plan; or

                  (iii) materially increases the benefits accruing to participants under the Plan shall be subject to approval by the shareholders of the Company within one (1) year from the effective date of such amendment and shall be null and void if such approval is not obtained; and

         (c) that Section 7(c) of the Plan may not be amended or modified more than once in any six-month period.